Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
First Quarter 2020

__________

(1)
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended March 31, 2020 once it is filed with the Securities and Exchange Commission.

(2)
This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2020 Q1 vs.
(Dollars in millions, except per share data and as noted)	2020	2019	2019	2019	2019	2019	2019
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Income Statement
Net interest income	$6,025	$6,066	$5,737	$5,746	$5,791	(1)%	4%
Non-interest income	1,224	1,361	1,222	1,378	1,292	(10)	(5)
Total net revenue(1)	7,249	7,427	6,959	7,124	7,083	(2)	2
Provision for credit losses	5,423	1,818	1,383	1,342	1,693	198	220
Non-interest expense:
Marketing	491	710	501	546	517	(31)	(5)
Operating expense	3,238	3,451	3,371	3,233	3,154	(6)	3
Total non-interest expense	3,729	4,161	3,872	3,779	3,671	(10)	2
Income (loss) from continuing operations before income taxes	(1,903)	1,448	1,704	2,003	1,719	**	**
Income tax provision (benefit)	(563)	270	375	387	309	**	**
Income (loss) from continuing operations, net of tax	(1,340)	1,178	1,329	1,616	1,410	**	**
Income (loss) from discontinued operations, net of tax	—	(2)	4	9	2	**	**
Net income (loss)	(1,340)	1,176	1,333	1,625	1,412	**	**
Dividends and undistributed earnings allocated to participating securities(2)	(3)	(7)	(10)	(12)	(12)	(57)	(75)
Preferred stock dividends	(55)	(97)	(53)	(80)	(52)	(43)	6
Issuance cost for redeemed preferred stock(3)	(22)	(31)	—	—	—	(29)	**
Net income (loss) available to common stockholders	$(1,420)	$1,041	$1,270	$1,533	$1,348	**	**
Common Share Statistics
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$(3.10)	$2.26	$2.70	$3.24	$2.87	**	**
Income from discontinued operations	—	—	0.01	0.02	—	**	**
Net income (loss) per basic common share	$(3.10)	$2.26	$2.71	$3.26	$2.87	**	**
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$(3.10)	$2.25	$2.68	$3.22	$2.86	**	**
Income from discontinued operations	—	—	0.01	0.02	—	**	**
Net income (loss) per diluted common share	$(3.10)	$2.25	$2.69	$3.24	$2.86	**	**
Weighted-average common shares outstanding (in millions):
Basic	457.6	460.9	469.5	470.8	469.4	(1)%	(3)%
Diluted	457.6	463.4	471.8	473.0	471.6	(1)	(3)
Common shares outstanding (period-end, in millions)	455.3	456.6	465.7	470.3	469.6	—	(3)
Dividends declared and paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—
Tangible book value per common share (period-end)(4)	80.68	83.72	80.46	77.65	72.86	(4)	11

						2020 Q1 vs.
(Dollars in millions)	2020	2019	2019	2019	2019	2019	2019
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Balance Sheet (Period-End)
Loans held for investment	$262,990	$265,809	$249,355	$244,460	$240,273	(1)%	9%
Interest-earning assets	364,472	355,202	344,643	339,160	340,071	3	7
Total assets	396,878	390,365	378,810	373,619	373,191	2	6
Interest-bearing deposits	245,142	239,209	234,084	231,161	230,199	2	6
Total deposits	269,689	262,697	257,148	254,535	255,107	3	6
Borrowings	55,681	55,697	50,149	49,233	50,358	—	11
Common equity	51,620	53,157	52,412	51,406	49,120	(3)	5
Total stockholders’ equity	56,830	58,011	58,235	55,767	53,481	(2)	6
Balance Sheet (Average Balances)
Loans held for investment	$262,889	$258,870	$246,147	$242,653	$241,959	2%	9%
Interest-earning assets	355,347	349,150	340,949	338,026	337,793	2	5
Total assets	390,380	383,162	374,905	371,095	370,394	2	5
Interest-bearing deposits	241,115	236,250	232,063	230,452	227,572	2	6
Total deposits	264,653	260,040	255,082	253,634	251,410	2	5
Borrowings	51,795	51,442	49,413	49,982	53,055	1	(2)
Common equity	53,186	52,641	52,566	50,209	48,359	1	10
Total stockholders’ equity	58,568	58,148	57,245	54,570	52,720	1	11

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2020 Q1 vs.
(Dollars in millions, except as noted)	2020	2019	2019	2019	2019	2019		2019
	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Performance Metrics
Net interest income growth (period over period)	(1)%	6%	—	(1)%	—	**		**
Non-interest income growth (period over period)	(10)	11	(11)%	7	8%	**		**
Total net revenue growth (period over period)	(2)	7	(2)	1	1	**		**
Total net revenue margin(5)	8.16	8.51	8.16	8.43	8.39	(35	)bps	(23	)bps
Net interest margin(6)	6.78	6.95	6.73	6.80	6.86	(17)		(8)
Return on average assets	(1.37)	1.23	1.42	1.74	1.52	**		**
Return on average tangible assets(7)	(1.43)	1.28	1.48	1.82	1.59	**		**
Return on average common equity(8)	(10.68)	7.93	9.63	12.14	11.13	**		**
Return on average tangible common equity(9)	(14.85)	11.07	13.45	17.26	16.11	**		**
Non-interest expense as a percentage of average loans held for investment	5.67	6.43	6.29	6.23	6.07	(76)		(40)
Efficiency ratio(10)	51.44	56.03	55.64	53.05	51.83	(459)		(39)
Operating efficiency ratio(11)	44.67	46.47	48.44	45.38	44.53	(180)		14
Effective income tax rate for continuing operations	29.6	18.6	22.0	19.3	18.0	59%		64%
Employees (period-end, in thousands)	52.1	51.9	52.1	50.7	48.8	—		7
Credit Quality Metrics
Allowance for credit losses	$14,073	$7,208	$7,037	$7,133	$7,313	95%		92%
Allowance coverage ratio	5.35%	2.71%	2.82%	2.92%	3.04%	264	bps	231	bps
Net charge-offs	$1,791	$1,683	$1,462	$1,508	$1,599	6%		12%
Net charge-off rate(12)	2.72%	2.60%	2.38%	2.48%	2.64%	12	bps	8	bps
30+ day performing delinquency rate(16)	2.95	3.51	3.28	3.15	3.23	(56)		(28)
30+ day delinquency rate(16)	3.16	3.74	3.51	3.35	3.40	(58)		(24)
Capital Ratios(13)
Common equity Tier 1 capital	12.0%	12.2%	12.5%	12.3%	11.9%	(20	)bps	10	bps
Tier 1 capital	13.7	13.7	14.4	13.8	13.4	—		30
Total capital	16.1	16.1	16.8	16.2	15.8	—		30
Tier 1 leverage	11.0	11.7	11.9	11.4	11.0	(70)		—
Tangible common equity (“TCE”)(14)	9.6	10.2	10.3	10.2	9.6	(60)		—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2020 Q1 vs.
	2020	2019	2019	2019	2019	2019	2019
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Interest income:
Loans, including loans held for sale	$6,542	$6,682	$6,429	$6,383	$6,368	(2)%	3%
Investment securities	530	544	583	629	655	(3)	(19)
Other	37	44	63	64	69	(16)	(46)
Total interest income	7,109	7,270	7,075	7,076	7,092	(2)	—
Interest expense:
Deposits	731	832	901	870	817	(12)	(11)
Securitized debt obligations	99	118	123	139	143	(16)	(31)
Senior and subordinated notes	239	236	299	310	314	1	(24)
Other borrowings	15	18	15	11	27	(17)	(44)
Total interest expense	1,084	1,204	1,338	1,330	1,301	(10)	(17)
Net interest income	6,025	6,066	5,737	5,746	5,791	(1)	4
Provision for credit losses	5,423	1,818	1,383	1,342	1,693	198	220
Net interest income after provision for credit losses	602	4,248	4,354	4,404	4,098	(86)	(85)
Non-interest income:
Interchange fees, net	752	811	790	820	758	(7)	(1)
Service charges and other customer-related fees	327	342	283	352	353	(4)	(7)
Net securities gains (losses)	—	(18)	5	15	24	**	**
Other	145	226	144	191	157	(36)	(8)
Total non-interest income	1,224	1,361	1,222	1,378	1,292	(10)	(5)
Non-interest expense:
Salaries and associate benefits	1,627	1,652	1,605	1,558	1,573	(2)	3
Occupancy and equipment	517	565	519	521	493	(8)	5
Marketing	491	710	501	546	517	(31)	(5)
Professional services	287	318	314	314	291	(10)	(1)
Communications and data processing	302	346	312	329	303	(13)	—
Amortization of intangibles	22	28	25	29	30	(21)	(27)
Other(15)	483	542	596	482	464	(11)	4
Total non-interest expense	3,729	4,161	3,872	3,779	3,671	(10)	2
Income (loss) from continuing operations before income taxes	(1,903)	1,448	1,704	2,003	1,719	**	**
Income tax provision (benefit)	(563)	270	375	387	309	**	**
Income (loss) from continuing operations, net of tax	(1,340)	1,178	1,329	1,616	1,410	**	**
Income (loss) from discontinued operations, net of tax	—	(2)	4	9	2	**	**
Net income (loss)	(1,340)	1,176	1,333	1,625	1,412	**	**
Dividends and undistributed earnings allocated to participating securities(2)	(3)	(7)	(10)	(12)	(12)	(57)	(75)
Preferred stock dividends	(55)	(97)	(53)	(80)	(52)	(43)	6
Issuance cost for redeemed preferred stock(3)	(22)	(31)	—	—	—	(29)	**
Net income (loss) available to common stockholders	$(1,420)	$1,041	$1,270	$1,533	$1,348	**	**

						2020 Q1 vs.
	2020	2019	2019	2019	2019	2019	2019
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$(3.10)	$2.26	$2.70	$3.24	$2.87	**	**
Income from discontinued operations	—	—	0.01	0.02	—	**	**
Net income (loss) per basic common share	$(3.10)	$2.26	$2.71	$3.26	$2.87	**	**
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$(3.10)	$2.25	$2.68	$3.22	$2.86	**	**
Income from discontinued operations	—	—	0.01	0.02	—	**	**
Net income (loss) per diluted common share	$(3.10)	$2.25	$2.69	$3.24	$2.86	**	**
Weighted-average common shares outstanding (in millions):
Basic common shares	457.6	460.9	469.5	470.8	469.4	(1)%	(3)%
Diluted common shares	457.6	463.4	471.8	473.0	471.6	(1)	(3)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2020 Q1 vs.
	2020	2019	2019	2019	2019	2019	2019
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,545	$4,129	$4,452	$5,184	$4,572	10%	(1)%
Interest-bearing deposits and other short-term investments	20,391	9,278	12,668	9,927	12,897	120	58
Total cash and cash equivalents	24,936	13,407	17,120	15,111	17,469	86	43
Restricted cash for securitization investors	364	342	417	710	1,969	6	(82)
Investment securities:
Securities available for sale	81,423	79,213	46,168	45,658	45,888	3	77
Securities held to maturity	—	—	33,894	35,475	36,503	—	(100)
Total investment securities	81,423	79,213	80,062	81,133	82,391	3	(1)
Loans held for investment:
Unsecuritized loans held for investment	231,318	231,992	215,892	211,556	208,591	—	11
Loans held in consolidated trusts	31,672	33,817	33,463	32,904	31,682	(6)	—
Total loans held for investment	262,990	265,809	249,355	244,460	240,273	(1)	9
Allowance for credit losses	(14,073)	(7,208)	(7,037)	(7,133)	(7,313)	95	92
Net loans held for investment	248,917	258,601	242,318	237,327	232,960	(4)	7
Loans held for sale	1,056	400	1,245	1,829	905	164	17
Premises and equipment, net	4,336	4,378	4,311	4,243	4,205	(1)	3
Interest receivable	1,687	1,758	1,627	1,544	1,615	(4)	4
Goodwill	14,645	14,653	14,624	14,545	14,546	—	1
Other assets	19,514	17,613	17,086	17,177	17,131	11	14
Total assets	$396,878	$390,365	$378,810	$373,619	$373,191	2	6

						2020 Q1 vs.
	2020	2019	2019	2019	2019	2019	2019
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Liabilities:
Interest payable	$359	$439	$370	$437	$382	(18)%	(6)%
Deposits:
Non-interest-bearing deposits	24,547	23,488	23,064	23,374	24,908	5	(1)
Interest-bearing deposits	245,142	239,209	234,084	231,161	230,199	2	6
Total deposits	269,689	262,697	257,148	254,535	255,107	3	6
Securitized debt obligations	17,141	17,808	18,910	16,959	19,273	(4)	(11)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	399	314	464	359	335	27	19
Senior and subordinated notes	32,049	30,472	30,682	31,822	30,645	5	5
Other borrowings	6,092	7,103	93	93	105	(14)	**
Total other debt	38,540	37,889	31,239	32,274	31,085	2	24
Other liabilities	14,319	13,521	12,908	13,647	13,863	6	3
Total liabilities	340,048	332,354	320,575	317,852	319,710	2	6

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	33,450	32,980	33,826	32,262	32,160	1	4
Retained earnings	36,552	40,340	39,476	38,386	37,030	(9)	(1)
Accumulated other comprehensive income (loss)	3,679	1,156	453	170	(660)	**	**
Treasury stock, at cost	(16,858)	(16,472)	(15,527)	(15,058)	(15,056)	2	12
Total stockholders’ equity	56,830	58,011	58,235	55,767	53,481	(2)	6
Total liabilities and stockholders’ equity	$396,878	$390,365	$378,810	$373,619	$373,191	2	6

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)
Total net revenue was reduced by $389 million in Q1 2020 for credit card finance charges and fees charged-off as uncollectible, and by $365 million in Q4 2019, $330 million in Q3 2019, $318 million in Q2 2019 and $376 million in Q1 2019 for the estimated uncollectible amount of credit card finance charges and fees and related losses.

(2)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(3)
On March 2, 2020, we redeemed all outstanding shares of our fixed rate 6.00% non-cumulative perpetual preferred stock Series B. The redemption increased our net loss available to common shareholders by $22 million in Q1 2020. On December 2, 2019, we redeemed all outstanding shares of our fixed rate 6.25% non-cumulative perpetual preferred stock Series C and fixed rate 6.70% non-cumulative perpetual preferred stock Series D. The redemption reduced our net income available to common shareholders by $31 million in Q4 2019.

(4)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(5)	Total net revenue margin is calculated based on total net revenue for the period divided by average interest-earning assets for the period.

(6)	Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(7)
Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(8)
Return on average common equity is calculated based on net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.

(9)
Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax, for the period, divided by average tangible common equity (“TCE”). Our calculation of return on average TCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(10)
Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(11)
Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(12)	Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(13)
Capital ratios as of the end of Q1 2020 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.

(14)
TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(15)	Includes net Cybersecurity Incident expenses of $4 million in Q1 2020, $16 million in Q4 2019, and $22 million in Q3 2019, respectively.

(16)	Metrics for Q1 2020 include the impact of COVID-19 customer assistance programs where applicable.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2020 Q1			2019 Q4			2019 Q1
	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$263,631	$6,542	9.93%	$259,855	$6,682	10.29%	$242,929	$6,368	10.49%
Investment securities	78,212	530	2.71	79,104	544	2.75	83,679	655	3.13
Cash equivalents and other	13,504	37	1.10	10,191	44	1.70	11,185	69	2.47
Total interest-earning assets	$355,347	$7,109	8.00	$349,150	$7,270	8.33	$337,793	$7,092	8.40
Interest-bearing liabilities:
Interest-bearing deposits	$241,115	$731	1.21	$236,250	$832	1.41	$227,572	$817	1.44
Securitized debt obligations	18,054	99	2.20	18,339	118	2.58	18,747	143	3.05
Senior and subordinated notes	31,342	239	3.04	30,597	236	3.08	30,836	314	4.07
Other borrowings and liabilities	3,779	15	1.62	3,789	18	1.95	4,684	27	2.34
Total interest-bearing liabilities	$294,290	$1,084	1.47	$288,975	$1,204	1.67	$281,839	$1,301	1.85
Net interest income/spread		$6,025	6.53		$6,066	6.66		$5,791	6.55
Impact of non-interest-bearing funding			0.25			0.29			0.31
Net interest margin			6.78%			6.95%			6.86%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2020 Q1 vs.
	2020	2019	2019	2019	2019	2019	2019
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$109,549	$118,606	$104,664	$102,959	$101,052	(8)%	8%
International card businesses	8,248	9,630	9,017	9,182	8,784	(14)	(6)
Total credit card(1)	117,797	128,236	113,681	112,141	109,836	(8)	7
Consumer banking:
Auto	61,364	60,362	59,278	57,556	56,444	2	9
Retail banking	2,669	2,703	2,737	2,771	2,804	(1)	(5)
Total consumer banking	64,033	63,065	62,015	60,327	59,248	2	8
Commercial banking:
Commercial and multifamily real estate	32,373	30,245	30,009	29,861	28,984	7	12
Commercial and industrial	48,787	44,263	43,650	42,125	42,197	10	16
Total commercial lending	81,160	74,508	73,659	71,986	71,181	9	14
Small-ticket commercial real estate	—	—	—	6	8	**	**
Total commercial banking	81,160	74,508	73,659	71,992	71,189	9	14
Total loans held for investment	$262,990	$265,809	$249,355	$244,460	$240,273	(1)	9
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$113,711	$112,965	$103,426	$101,930	$102,667	1%	11%
International card businesses	9,065	9,120	8,945	8,868	8,789	(1)	3
Total credit card(1)	122,776	122,085	112,371	110,798	111,456	1	10
Consumer banking:
Auto	61,005	59,884	58,517	57,070	56,234	2	8
Retail banking	2,666	2,712	2,752	2,788	2,831	(2)	(6)
Total consumer banking	63,671	62,596	61,269	59,858	59,065	2	8
Commercial banking:
Commercial and multifamily real estate	31,081	30,173	29,698	29,514	29,034	3	7
Commercial and industrial	45,361	44,016	42,807	42,476	42,132	3	8
Total commercial lending	76,442	74,189	72,505	71,990	71,166	3	7
Small-ticket commercial real estate	—	—	2	7	272	**	**
Total commercial banking	76,442	74,189	72,507	71,997	71,438	3	7
Total average loans held for investment	$262,889	$258,870	$246,147	$242,653	$241,959	2	9

						2020 Q1 vs.
	2020	2019	2019	2019	2019	2019		2019
	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Net Charge-Off Rates
Credit card:
Domestic credit card	4.68%	4.32%	4.12%	4.86%	5.04%	36	bps	(36	)bps
International card businesses	4.65	4.22	3.78	3.63	3.20	43		145
Total credit card	4.68	4.31	4.09	4.76	4.90	37		(22)
Consumer banking:
Auto	1.51	1.90	1.60	1.09	1.44	(39)		7
Retail banking	2.37	2.77	2.55	2.42	2.56	(40)		(19)
Total consumer banking	1.54	1.93	1.64	1.15	1.49	(39)		5
Commercial banking:
Commercial and multifamily real estate	—	—	0.02	—	—	—		—
Commercial and industrial	0.96	0.60	0.55	0.15	0.13	36		83
Total commercial banking	0.57	0.35	0.33	0.09	0.08	22		49
Total net charge-offs	2.72	2.60	2.38	2.48	2.64	12		8
30+ Day Performing Delinquency Rates(14)
Credit card:
Domestic credit card	3.69%	3.93%	3.71%	3.40%	3.72%	(24	)bps	(3	)bps
International card businesses	3.66	3.47	3.52	3.40	3.61	19		5
Total credit card	3.69	3.89	3.69	3.40	3.71	(20)		(2)
Consumer banking:
Auto	5.29	6.88	6.47	6.10	5.78	(159)		(49)
Retail banking	1.27	1.02	1.01	0.93	0.84	25		43
Total consumer banking	5.12	6.63	6.23	5.87	5.55	(151)		(43)
Nonperforming Loans and Nonperforming Assets Rates(2)(3)
Credit card:
International card businesses	0.29%	0.26%	0.25%	0.25%	0.26%	3	bps	3	bps
Total credit card	0.02	0.02	0.02	0.02	0.02	—		—
Consumer banking:
Auto	0.62	0.81	0.73	0.64	0.57	(19)		5
Retail banking	0.88	0.87	0.91	1.02	1.10	1		(22)
Total consumer banking	0.63	0.81	0.74	0.66	0.59	(18)		4
Commercial banking:
Commercial and multifamily real estate	0.22	0.12	0.12	0.14	0.24	10		(2)
Commercial and industrial	0.87	0.93	0.95	0.74	0.71	(6)		16
Total commercial banking	0.61	0.60	0.61	0.50	0.53	1		8
Total nonperforming loans	0.35	0.37	0.37	0.32	0.31	(2)		4
Total nonperforming assets	0.37	0.39	0.40	0.34	0.33	(2)		4

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended March 31, 2020
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2019	$4,997	$398	$5,395	$984	$54	$1,038	$775	$7,208
Cumulative effects from adoption of the current expected credit loss (“CECL”) standard	2,237	4	2,241	477	25	502	102	2,845
Finance charge and fee reserve reclassification(1)	439	23	462	—	—	—	—	462
Balance as of January 1, 2020	7,673	425	8,098	1,461	79	1,540	877	10,515
Charge-offs	(1,715)	(134)	(1,849)	(476)	(20)	(496)	(112)	(2,457)
Recoveries	384	29	413	246	4	250	3	666
Net charge-offs	(1,331)	(105)	(1,436)	(230)	(16)	(246)	(109)	(1,791)
Provision for credit losses	3,464	238	3,702	827	33	860	805	5,367
Allowance build for credit losses	2,133	133	2,266	597	17	614	696	3,576
Other changes(4)	—	(18)	(18)	—	—	—	—	(18)
Balance as of March 31, 2020	9,806	540	10,346	2,058	96	2,154	1,573	14,073
Reserve for unfunded lending commitments:
Balance as of December 31, 2019	—	—	—	—	5	5	130	135
Cumulative effects from adoption of the CECL standard	—	—	—	—	(5)	(5)	42	37
Balance as of January 1, 2020	—	—	—	—	—	—	172	172
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	51	51
Balance as of March 31, 2020	—	—	—	—	—	—	223	223
Combined allowance and reserve as of March 31, 2020	$9,806	$540	$10,346	$2,058	$96	$2,154	$1,796	$14,296

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended March 31, 2020
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(5)	Other(5)	Total
Net interest income	$3,702	$1,657	$491	$175	$6,025
Non-interest income (loss)	911	126	238	(51)	1,224
Total net revenue	4,613	1,783	729	124	7,249
Provision for credit losses	3,702	860	856	5	5,423
Non-interest expense	2,208	991	412	118	3,729
Income (loss) from continuing operations before income taxes	(1,297)	(68)	(539)	1	(1,903)
Income tax benefit	(306)	(16)	(128)	(113)	(563)
Income (loss) from continuing operations, net of tax	$(991)	$(52)	$(411)	$114	$(1,340)

	Three Months Ended December 31, 2019
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(5)	Other(5)	Total
Net interest income	$3,794	$1,662	$494	$116	$6,066
Non-interest income (loss)	1,030	152	223	(44)	1,361
Total net revenue	4,824	1,814	717	72	7,427
Provision for credit losses	1,421	335	62	—	1,818
Non-interest expense	2,487	1,110	441	123	4,161
Income (loss) from continuing operations before income taxes	916	369	214	(51)	1,448
Income tax provision (benefit)	212	86	50	(78)	270
Income from continuing operations, net of tax	$704	$283	$164	$27	$1,178

	Three Months Ended March 31, 2019
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(5)	Other(5)	Total
Net interest income	$3,590	$1,679	$489	$33	$5,791
Non-interest income (loss)	950	160	187	(5)	1,292
Total net revenue	4,540	1,839	676	28	7,083
Provision for credit losses	1,389	235	69	—	1,693
Non-interest expense	2,171	994	417	89	3,671
Income (loss) from continuing operations before income taxes	980	610	190	(61)	1,719
Income tax provision (benefit)	229	142	44	(106)	309
Income from continuing operations, net of tax	$751	$468	$146	$45	$1,410

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2020 Q1 vs.
	2020	2019	2019	2019	2019	2019		2019
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Credit Card
Earnings:
Net interest income	$3,702	$3,794	$3,546	$3,531	$3,590	(2)%		3%
Non-interest income	911	1,030	870	1,038	950	(12)		(4)
Total net revenue	4,613	4,824	4,416	4,569	4,540	(4)		2
Provision for credit losses	3,702	1,421	1,087	1,095	1,389	161		167
Non-interest expense	2,208	2,487	2,360	2,253	2,171	(11)		2
Income (loss) from continuing operations before income taxes	(1,297)	916	969	1,221	980	**		**
Income tax provision (benefit)	(306)	212	235	283	229	**		**
Income (loss) from continuing operations, net of tax	$(991)	$704	$734	$938	$751	**		**
Selected performance metrics:
Period-end loans held for investment(1)	$117,797	$128,236	$113,681	$112,141	$109,836	(8)		7
Average loans held for investment(1)	122,776	122,085	112,371	110,798	111,456	1		10
Average yield on loans held for investment(6)	14.46%	15.02%	15.55%	15.66%	15.77%	(56	)bps	(131	)bps
Total net revenue margin(7)	15.03	15.80	15.72	16.50	16.29	(77)		(126)
Net charge-off rate	4.68	4.31	4.09	4.76	4.90	37		(22)
30+ day performing delinquency rate	3.69	3.89	3.69	3.40	3.71	(20)		(2)
30+ day delinquency rate	3.70	3.91	3.71	3.42	3.72	(21)		(2)
Nonperforming loan rate(2)	0.02	0.02	0.02	0.02	0.02	—		—
Purchase volume(8)	$99,920	$116,631	$108,034	$106,903	$93,197	(14)%		7%

						2020 Q1 vs.
	2020	2019	2019	2019	2019	2019		2019
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Domestic Card
Earnings:
Net interest income	$3,381	$3,473	$3,299	$3,220	$3,273	(3)%		3%
Non-interest income	842	962	878	971	873	(12)		(4)
Total net revenue	4,223	4,435	4,177	4,191	4,146	(5)		2
Provision for credit losses	3,464	1,346	1,010	1,024	1,291	157		168
Non-interest expense	1,984	2,249	2,076	2,034	1,949	(12)		2
Income (loss) from continuing operations before income taxes	(1,225)	840	1,091	1,133	906	**		**
Income tax provision (benefit)	(290)	196	254	264	211	**		**
Income (loss) from continuing operations, net of tax	$(935)	$644	$837	$869	$695	**		**
Selected performance metrics:
Period-end loans held for investment(1)	$109,549	$118,606	$104,664	$102,959	$101,052	(8)		8
Average loans held for investment(1)	113,711	112,965	103,426	101,930	102,667	1		11
Average yield on loans held for investment(6)	14.30%	14.91%	15.74%	15.60%	15.69%	(61	)bps	(139	)bps
Total net revenue margin(7)	14.86	15.70	16.15	16.45	16.15	(84)		(129)
Net charge-off rate	4.68	4.32	4.12	4.86	5.04	36		(36)
30+ day performing delinquency rate	3.69	3.93	3.71	3.40	3.72	(24)		(3)
Purchase volume(8)	$92,248	$107,154	$99,087	$98,052	$85,738	(14)%		8%
Refreshed FICO scores:(9)
Greater than 660	65%	67%	68%	68%	66%	(2)		(1)
660 or below	35	33	32	32	34	2		1
Total	100%	100%	100%	100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2020 Q1 vs.
	2020	2019	2019	2019	2019	2019		2019
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Consumer Banking
Earnings:
Net interest income	$1,657	$1,662	$1,682	$1,709	$1,679	—		(1)%
Non-interest income	126	152	165	166	160	(17)%		(21)
Total net revenue	1,783	1,814	1,847	1,875	1,839	(2)		(3)
Provision for credit losses	860	335	203	165	235	157		**
Non-interest expense	991	1,110	985	1,002	994	(11)		—
Income (loss) from continuing operations before income taxes	(68)	369	659	708	610	**		**
Income tax provision (benefit)	(16)	86	154	165	142	**		**
Income (loss) from continuing operations, net of tax	$(52)	$283	$505	$543	$468	**		**
Selected performance metrics:
Period-end loans held for investment	$64,033	$63,065	$62,015	$60,327	$59,248	2		8
Average loans held for investment	63,671	62,596	61,269	59,858	59,065	2		8
Average yield on loans held for investment(6)	8.46%	8.51%	8.47%	8.36%	8.15%	(5	)bps	31	bps
Auto loan originations	$7,640	$7,527	$8,175	$7,327	$6,222	2%		23%
Period-end deposits	217,607	213,099	206,423	205,220	205,439	2		6
Average deposits	215,071	209,783	204,933	204,164	201,072	3		7
Average deposits interest rate	1.06%	1.20%	1.31%	1.26%	1.18%	(14	)bps	(12	)bps
Net charge-off rate	1.54	1.93	1.64	1.15	1.49	(39)		5
30+ day performing delinquency rate	5.12	6.63	6.23	5.87	5.55	(151)		(43)
30+ day delinquency rate	5.65	7.34	6.86	6.41	6.02	(169)		(37)
Nonperforming loan rate(2)	0.63	0.81	0.74	0.66	0.59	(18)		4
Nonperforming asset rate(3)	0.71	0.91	0.83	0.75	0.68	(20)		3
Auto—At origination FICO scores:(10)
Greater than 660	47%	48%	48%	49%	49%	(1)%		(2)%
621 - 660	20	20	20	19	19	—		1
620 or below	33	32	32	32	32	1		1
Total	100%	100%	100%	100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2020 Q1 vs.
	2020	2019	2019	2019	2019	2019		2019
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Commercial Banking
Earnings:
Net interest income	$491	$494	$486	$514	$489	(1)%		—
Non-interest income	238	223	221	200	187	7		27%
Total net revenue(5)	729	717	707	714	676	2		8
Provision for credit losses	856	62	93	82	69	**		**
Non-interest expense	412	441	414	427	417	(7)		(1)
Income (loss) from continuing operations before income taxes	(539)	214	200	205	190	**		**
Income tax provision (benefit)	(128)	50	46	48	44	**		**
Income (loss) from continuing operations, net of tax	$(411)	$164	$154	$157	$146	**		**
Selected performance metrics:
Period-end loans held for investment	$81,160	$74,508	$73,659	$71,992	$71,189	9		14
Average loans held for investment	76,442	74,189	72,507	71,997	71,438	3		7
Average yield on loans held for investment(5)(6)	3.88%	4.22%	4.45%	4.75%	4.62%	(34	)bps	(74	)bps
Period-end deposits	$32,822	$32,134	$30,923	$30,761	$31,248	2%		5%
Average deposits	32,238	32,034	30,693	31,364	30,816	1		5
Average deposits interest rate	0.89%	1.10%	1.25%	1.28%	1.11%	(21	)bps	(22	)bps
Net charge-off rate	0.57	0.35	0.33	0.09	0.08	22		49
Nonperforming loan rate(2)	0.61	0.60	0.61	0.50	0.53	1		8
Nonperforming asset rate(3)	0.61	0.60	0.61	0.50	0.53	1		8
Risk category:(11)
Noncriticized	$77,714	$71,848	$71,144	$69,390	$68,594	8%		13%
Criticized performing	2,952	2,181	2,035	2,211	2,094	35		41
Criticized nonperforming	494	448	449	360	378	10		31
PCI loans	—	31	31	31	123	**		**
Total commercial banking loans	$81,160	$74,508	$73,659	$71,992	$71,189	9		14
Risk category as a percentage of period-end loans held for investment:(11)
Noncriticized	95.8%	96.5%	96.6%	96.4%	96.4%	(70	)bps	(60	)bps
Criticized performing	3.6	2.9	2.8	3.1	2.9	70		70
Criticized nonperforming	0.6	0.6	0.6	0.5	0.5	—		10
PCI loans	—	—	—	—	0.2	**		**
Total commercial banking loans	100.0%	100.0%	100.0%	100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2020 Q1 vs.
	2020	2019	2019	2019	2019	2019	2019
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Other
Earnings:
Net interest income	$175	$116	$23	$(8)	$33	51%	**
Non-interest loss	(51)	(44)	(34)	(26)	(5)	16	**
Total net revenue (loss)(5)	124	72	(11)	(34)	28	72	**
Provision for credit losses	5	—	—	—	—	**	**
Non-interest expense(12)(13)	118	123	113	97	89	(4)	33%
Income (loss) from continuing operations before income taxes	1	(51)	(124)	(131)	(61)	**	**
Income tax benefit	(113)	(78)	(60)	(109)	(106)	45	7
Income (loss) from continuing operations, net of tax	$114	$27	$(64)	$(22)	$45	**	153
Selected performance metrics:
Period-end deposits	$19,260	$17,464	$19,802	$18,554	$18,420	10	5
Average deposits	17,344	18,223	19,456	18,106	19,522	(5)	(11)
Total
Earnings:
Net interest income	$6,025	$6,066	$5,737	$5,746	$5,791	(1)%	4%
Non-interest income	1,224	1,361	1,222	1,378	1,292	(10)	(5)
Total net revenue	7,249	7,427	6,959	7,124	7,083	(2)	2
Provision for credit losses	5,423	1,818	1,383	1,342	1,693	198	220
Non-interest expense	3,729	4,161	3,872	3,779	3,671	(10)	2
Income (loss) from continuing operations before income taxes	(1,903)	1,448	1,704	2,003	1,719	**	**
Income tax provision (benefit)	(563)	270	375	387	309	**	**
Income (loss) from continuing operations, net of tax	$(1,340)	$1,178	$1,329	$1,616	$1,410	**	**
Selected performance metrics:
Period-end loans held for investment	$262,990	$265,809	$249,355	$244,460	$240,273	(1)	9
Average loans held for investment	262,889	258,870	246,147	242,653	241,959	2	9
Period-end deposits	269,689	262,697	257,148	254,535	255,107	3	6
Average deposits	264,653	260,040	255,082	253,634	251,410	2	5

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Loan, Allowance and Business Segment Disclosures (Tables 7—13)

(1)
Concurrent with our adoption of the CECL standard in the first quarter of 2020, we reclassified our finance charge and fee reserve to our allowance for credit losses, with a corresponding increase to credit card loans held for investment.

(2)	Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.

(3)
Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.

(4)	Represents foreign currency translation adjustments.

(5)
Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.

(6)
Average yield on loans held for investment is calculated based on annualized interest income for the period divided by average loans held for investment during the period for the respective loan category. Annualized interest income is computed based on the effective yield of the respective loan category and does not include any allocations, such as funds transfer pricing.

(7)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average loans held for investment during the period for the respective loan category.

(8)	Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.

(9)
Percentages represent period-end loans held for investment in each credit score category. Domestic card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.

(10)
Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.

(11)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

(12)	Includes charges incurred as a result of restructuring activities.

(13)	Includes net Cybersecurity Incident expenses of $4 million in Q1 2020, $16 million in Q4 2019, and $22 million in Q3 2019, respectively.

(14)	Metrics for Q1 2020 include the impact of COVID-19 customer assistance programs where applicable.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Regulatory Capital Metrics
Common equity excluding AOCI	$51,014	$52,001	$51,959	$51,236	$49,781
Adjustments:
AOCI, net of tax(2)	(170)	1,156	453	170	(660)
Goodwill, net of related deferred tax liabilities	(14,453)	(14,465)	(14,439)	(14,365)	(14,369)
Intangible assets, net of related deferred tax liabilities	(151)	(170)	(180)	(194)	(223)
Other(2)	—	(360)	(588)	(401)	113
Common equity Tier 1 capital	$36,240	$38,162	$37,205	$36,446	$34,642
Tier 1 capital	$41,450	$43,015	$43,028	$40,806	$39,002
Total capital(3)	48,771	50,350	50,174	47,919	46,042
Risk-weighted assets	302,888	313,155	298,130	295,255	291,483
Adjusted average assets(4)	377,356	368,511	360,266	356,518	355,781
Capital Ratios
Common equity Tier 1 capital(5)	12.0%	12.2%	12.5%	12.3%	11.9%
Tier 1 capital(6)	13.7	13.7	14.4	13.8	13.4
Total capital(7)	16.1	16.1	16.8	16.2	15.8
Tier 1 leverage(4)	11.0	11.7	11.9	11.4	11.0
Tangible common equity (“TCE”)(8)	9.6	10.2	10.3	10.2	9.6

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2020				2019				2019
	Q1				Q4				Q1
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results
Selected income statement data:
Net interest income	$6,025	—		$6,025	$6,066	—		$6,066	$5,791	—		$5,791
Non-interest income	1,224	—		1,224	1,361	—		1,361	1,292	—		1,292
Total net revenue	7,249	—		7,249	7,427	—		7,427	7,083	—		7,083
Provision for credit losses	5,423	—		5,423	1,818	$(84)		1,734	1,693	—		1,693
Non-interest expense	3,729	$(49)		3,680	4,161	(64)		4,097	3,671	$(25)		3,646
Income (loss) from continuing operations before income taxes	(1,903)	49		(1,854)	1,448	148		1,596	1,719	25		1,744
Income tax provision (benefit)	(563)	12		(551)	270	35		305	309	6		315
Income (loss) from continuing operations, net of tax	(1,340)	37		(1,303)	1,178	113		1,291	1,410	19		1,429
Income (loss) from discontinued operations, net of tax	—	—		—	(2)	—		(2)	2	—		2
Net income (loss)	(1,340)	37		(1,303)	1,176	113		1,289	1,412	19		1,431
Dividends and undistributed earnings allocated to participating securities(10)	(3)	—		(3)	(7)	(1)		(8)	(12)	—		(12)
Preferred stock dividends	(55)	—		(55)	(97)	—		(97)	(52)	—		(52)
Issuance cost for redeemed preferred stock	(22)	—		(22)	(31)	—		(31)	—	—		—
Net income (loss) available to common stockholders	$(1,420)	$37		$(1,383)	$1,041	$112		$1,153	$1,348	$19		$1,367
Selected performance metrics:
Diluted EPS(10)	$(3.10)	$0.08		$(3.02)	$2.25	$0.24		$2.49	$2.86	$0.04		$2.90
Efficiency ratio	51.44%	(67	)bps	50.77%	56.03%	(87	)bps	55.16%	51.83%	(35	)bps	51.48%
Operating efficiency ratio	44.67	(68)		43.99	46.47	(87)		45.60	44.53	(35)		44.18

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of TCE, tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics to be key financial performance measures that management uses in assessing capital adequacy and the level of returns generated. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2020	2019	2019	2019	2019
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1
Tangible Common Equity (Period-End)
Stockholders’ equity	$56,830	$58,011	$58,235	$55,767	$53,481
Goodwill and intangible assets(11)	(14,888)	(14,932)	(14,940)	(14,886)	(14,904)
Noncumulative perpetual preferred stock	(5,209)	(4,853)	(5,823)	(4,360)	(4,360)
Tangible common equity	$36,733	$38,226	$37,472	$36,521	$34,217
Tangible Common Equity (Average)
Stockholders’ equity	$58,568	$58,148	$57,245	$54,570	$52,720
Goodwill and intangible assets(11)	(14,930)	(14,967)	(14,908)	(14,900)	(14,932)
Noncumulative perpetual preferred stock	(5,382)	(5,506)	(4,678)	(4,360)	(4,360)
Tangible common equity	$38,256	$37,675	$37,659	$35,310	$33,428
Tangible Assets (Period-End)
Total assets	$396,878	$390,365	$378,810	$373,619	$373,191
Goodwill and intangible assets(11)	(14,888)	(14,932)	(14,940)	(14,886)	(14,904)
Tangible assets	$381,990	$375,433	$363,870	$358,733	$358,287
Tangible Assets (Average)
Total assets	$390,380	$383,162	$374,905	$371,095	$370,394
Goodwill and intangible assets(11)	(14,930)	(14,967)	(14,908)	(14,900)	(14,932)
Tangible assets	$375,450	$368,195	$359,997	$356,195	$355,462
__________

(1)	Regulatory capital metrics and capital ratios as of March 31, 2020 are preliminary and therefore subject to change.

(2)
In the first quarter of 2020, we elected to exclude from our regulatory capital ratios certain components of AOCI as permitted under the Tailoring Rules. As such, we revised our presentation herein to only include those components of AOCI that impact our regulatory capital ratios.

(3)	Total capital equals the sum of Tier 1 capital and Tier 2 capital.

(4)
Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.

(5)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.

(6)	Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(7)	Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.

(8)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(9)	The adjustments for the following periods consist of:

	2020	2019	2019
(Dollars in millions)	Q1	Q4	Q1
Legal reserve build	$45	—	—
Cybersecurity Incident expenses, net of insurance	4	$16	—
Initial allowance build on acquired Walmart portfolio	—	84	—
Walmart launch and related integration expenses	—	48	$25
Total	49	148	25
Income tax provision	12	35	6
Net income	$37	$113	$19

(10)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total.

(11)	Includes impact of related deferred taxes.